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                                                                    Exhibit 10.1

                 ELECTRONIC SUBMISSION PUBLISHING SYSTEMS, INC.

                           1995 STOCK INCENTIVE PLAN

     1. Purpose. Electronic Submission Publishing Systems, Inc. (the "Company")
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hereby adopts the Electronic Submission Publishing Systems, Inc. 1995 Stock
Incentive Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by the members of its Board of Directors (whether or not such members of the Board of Directors are employed by the Company or an Affiliate, as defined below), employees, consultants and advisors of the Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, par value $0.001 per Share (the "Common Stock") and through the transfer or issuance of Common Stock subject to conditions of forfeiture.

     2. Definitions. Unless the context clearly indicates otherwise, the
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following terms shall have the following meanings:

           (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
Section 424(e) or (f) of the Code.

           (b) "Award" shall mean a transfer of Common Stock subject to conditions of forfeiture made pursuant to the terms of the Plan.
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           (c) "Award Agreement" shall mean the agreement between the Company and a Grantee with respect to an Award made pursuant to the Plan.

           (d) "Awardee" shall mean a person to whom an Award has been granted pursuant to the Plan.

           (e) "Board of Directors" means the Board of Directors of the Company.

           (f) "Change of Control" shall have the meaning as set forth in
Section 9 of the Plan.

           (g)  "Code" means the Internal Revenue Code of 1986, as amended.

           (h) "Committee" shall have the meaning set forth in Section 3 of the Plan.

           (i) "Company" means Electronic Submission Publishing Systems, Inc., a Delaware corporation .

           (j) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

           (k) "Disinterested Director" shall mean a member of the Board of Directors of the Company who is "disinterested" within the meaning of Rule 16b-3.

           (l) "Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.

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           (m) "Grantee" shall mean a person to whom an Option or an Award has been granted pursuant to the Plan.

           (n) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

           (o) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

           (p) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

           (q) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

           (r) "Option Document" means the document described in Section 8 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

           (s) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) of the Plan.

           (t) "Restricted Stock" means Common Stock, subject to conditions of forfeiture and transfer, granted to any person pursuant to an Award under the Plan.

           (u) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

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           (v) "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

           (w) "Shares" means the shares of Common Stock of the Company which are the subject of Options or granted as Awards under the Plan.


     3. Administration of the Plan. The Plan shall be administered by the Board
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of Directors of the Company, provided, however, that the Board of Directors may designate a committee composed of two or more of directors, each of whom is a Disinterested Director (the "Disinterested Director Committee"), to operate and administer the Plan in its stead with respect to all persons eligible to participate in the Plan other than the members of the Disinterested Director Committee.

           (a) Meetings. The Committee shall hold meetings at such times and
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places as it may determine, shall keep minutes of its meetings, and shall adopt, amend and revoke such rules or procedures as it may deem proper; provided, however, that it may take action only upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by a majority of its members shall be as effective as though it had been taken at a meeting duly called and held. The Committee shall report all actions taken by it to the Board of Directors.

           (b) Grants and Awards. The Committee shall from time to time at its
               -----------------
discretion direct the Company to grant Options or Awards pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the persons to whom, the times at which, and the price at which Options shall be granted, (ii) determine the type of Option to be granted and

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the number of Shares subject thereto, (iii) determine the persons to whom, and the times at which, Awards of Restricted Stock shall be granted, the number of Shares awarded, and the purchase price per Share, if any, and (iv) approve the form and terms and conditions of the Option Documents and Award Agreements; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Grantee's services and responsibilities, the Grantee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or Award granted under it shall be final, binding and conclusive.

           (c) Exculpation. No member of the Board of Directors shall be
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personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options or Awards under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company, an Affiliate, or the Company's stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law,
(iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

           (d) Indemnification. Service on the Committee shall constitute
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service as a member of the Board of Directors of the Company. Each member of the
Committee shall be entitled, without further act on his or her part, to indemnity from the Company and limitation of liability to the fullest extent provided by applicable law and by the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to

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the administration of the Plan or the granting of Options and Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

     4. Options and Awards under the Plan. Options under the Plan may be in the
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form of a Non-qualified Stock Option, an ISO, or a combination thereof, at the discretion of the Committee. Awards under the Plan shall be in the form of Restricted Stock.

     5. Eligibility. All employees of the Company or any Affiliate, members of
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the Board of Directors (whether or not employees of the Company or an Affiliate)
and consultants and advisors of the Company or its Affiliates shall be eligible to receive Options and Awards hereunder, provided, however that only employees shall be eligible to receive ISOs under the Plan. Notwithstanding anything to the contrary contained herein, members of the Disinterested Director Committee are not eligible to receive Options or Awards. The Committee, in its sole discretion, shall determine whether an individual qualifies as an employee.

     6. Shares Subject to Plan. The aggregate maximum number of Shares for which
        ----------------------
Awards or Options may be granted pursuant to the Plan is One Million (1,000,000), subject to adjustment as provided in Section 10 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Shares granted pursuant to an Award have been conveyed back to the Company pursuant to the terms of an Award Agreement, the Shares for which the Option was not exercised or the Shares

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that were conveyed back to the Company may again be the subject of one or more
Options or Awards granted pursuant to the Plan.


     7. Term of the Plan. The Plan is effective as of April 6, 1995, the date on
        ----------------
which it was adopted by the Board of Directors, subject to the approval of the Plan on or before April 6, 1996 by a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting, by the unanimous consent in writing of the stockholders, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring stockholder approval. No Option or Award may be granted under the Plan after April 6, 2005. If the Plan is not so approved on or before April 6, 1996, all Options and Awards granted under the Plan shall be null and void.

     8. Option Documents and Terms. Each Option granted under the Plan shall be
        --------------------------
a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes. To the extent any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

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           (a) Number of Option Shares. Each Option Document shall state the
               -----------------------
number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan.

           (b) Option Price. Each Option Document shall state the Option Price
               ------------
which shall be determined at the discretion of the Committee, provided, however that, for a Non-qualified Stock Option, such Option Price shall be at least equal to 85% of the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); and provided further that with respect to any Option granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. For purposes of the Plan, the Fair Market Value of the Common Stock shall be determined as follows: If the Common Stock is traded in a public market, then the Fair Market Value per share shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Stock is not traded in a public market, the Fair Market Value per share shall be established by means of

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the good-faith determination of the Committee, taking into account all relevant facts and circumstances.

           (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgement in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that
(i) the shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is

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necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

           (d) Medium of Payment. An Optionee shall pay for Shares (i) in cash,
               -----------------
(ii) by certified or cashier's check payable to the order of the Company, or
(iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares of Common Stock in excess of the number of shares of Common Stock required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares of Common Stock. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise and Option as it deems appropriate.

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           (e) Termination of Options.
               ----------------------
                 (i) No Option shall be exercisable after the first to occur of the following:

                       (A) Expiration of the Option term specified in the Option Document, which, in the case of an ISO, shall not occur after (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                       (B) Except to the extent otherwise provided in an Optionee's Option Document, expiration of thirty (30) days from the date the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than Disability or death;

                       (C) Except to the extent otherwise provided in an Optionee's Option Document, expiration of twelve months from the date such employment or service with the Company or its Affiliates terminates due to the Optionee's Disability or due to Optionee's death;

                       (D) Except to the extent otherwise provided in an Optionee's Option Document, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft,

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commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture; or

                       (E) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company; or

                       (F) The occurrence of such other event or events as may be set forth in the Option Document as causing an accelerated expiration of the Option.

                 (ii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

                 (iii) Except to the extent otherwise provided in an Optionee's Option Document, no Option shall be exercisable to any greater extent than such Option was exercisable on the date of Optionee's termination of service or employment with the Company or its Affiliates, except with respect to Options that were held by an Optionee whose death or Disability occurs while still in the employ or service of the Company or an Affiliate, in which case such Options shall be exercisable to the same extent that they would be exercisable had such

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Optionee continued to be employed or in the service of the Company or an
Affiliate until the six (6) month anniversary of such Optionee's death or termination of employment due to Disability.

                 (iv) Notwithstanding anything to the contrary contained in the Plan or an Option Document, an ISO shall be treated as a Non-qualified Stock Option to the extent such ISO is exercised at any time after the expiration of the time period permitted under the Code for the exercise of an ISO.

           (f)  Transfers. No Option granted under the Plan may be transferred,
                ---------
except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted such Option may be exercised only by such person. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, and may be transferred in accordance with such provisions as may be incorporated into the Option Document.

           (g) Limitation on ISO Grants. To the extent that the aggregate Fair
               ------------------------
Market Value of stock with respect to which ISOs issued under the Plan and incentive stock options issued under any other incentive stock option plan of the Company or its Affiliates are exercisable for the first time by any individual during any calendar year exceeds $100,000, such ISOs shall be treated as Non-qualified Stock Options issued under the Plan. For purposes for this Subsection 8(g), the Fair Market Value of stock shall be determined as of the date of grant of the ISO or other incentive stock option.

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           (h) Other Provisions. Subject to the provisions of the Plan, the
               ----------------
Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

           (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(E) or Section 9 of the Plan, as applicable.

     9. Change of Control. In the event of a Change of Control, the Committee
        -----------------
may take whatever action it deems necessary or desirable with respect to the Options and Awards outstanding, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than fifteen (15) days after notice of such acceleration is given to the Optionees. In addition to the foregoing, in the event of a Change of Control, the Committee may, in the exercise of its sole discretion, cause the Options granted pursuant to the Plan and held by Optionees who are employees or members of the Board of Directors at the time of such Change of Control to become immediately exercisable in full and cause the restrictions applicable to Restricted Stock awarded to Awardees who are employees or members of the Board of Directors at the time of a Change of Control immediately to lapse and the Restricted Stock held by the Company shall, in such event, be delivered to the Grantees. In the event there is a Change of Control as a result of either a sale of all or substantially all of the assets of the Company to another company, or the merger of the Company into another company (such

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other company being referred to hereafter as the "Successor Company"), the
Committee shall cause the Options granted pursuant to the Plan and held by Optionees who are employees or members of the Board of Directors at the time of such Change of Control to become immediately exercisable in full and shall cause the restrictions applicable to Restricted Stock awarded to Awardees who are employees or members of the Board of Directors at the time of a Change of Control immediately to lapse unless the Successor Company agrees to assume all outstanding Options granted under the Plan or to provide equivalent options as a substitute for such Options, and agrees to substitute appropriate restricted stock in the Successor Company for such Restricted Stock as has been awarded under the Plan. Any amendment to this Section 9 which diminishes the rights of Optionees, other than the acceleration of the expiration or termination date to a date no earlier than fifteen (15) days after notice of such acceleration, shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

     A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors, if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in

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which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation.

     10.    Adjustments on Changes in Capitalization.
            ----------------------------------------
           (a) In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of Shares and the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are outstanding on the date of grant and which are convertible into Common Stock) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the aggregate number of shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding Options, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive upon the exercise of his or her Option the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or

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she had been, immediately prior to such event, the holder of the number of shares covered by his or her Option.

           (b) Any adjustments under this Section 10 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

           (c) The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

     11.    Terms and Conditions of Awards.  Awards granted pursuant to the Plan
            ------------------------------
shall be evidenced by written Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the Plan. The Committee may, in its sole discretion, shorten or waive any term or condition with respect to all or any portion of any Award. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to Restricted Stock upon the death or Disability of the Awardee.

           (a) Number of Shares. Each Award Agreement shall state the number of
               ----------------
shares of Common Stock to which it pertains.

           (b) Purchase Price. Each Award Agreement shall specify the purchase
               --------------
price, if any, which applies to the Award. If the Board specifies a purchase price, the Awardee

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shall be required to make payment on or before the date specified in the Award
Agreement. An Awardee shall pay for such Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.

           (c) In the case of an Award which provides for a transfer of Shares without any payment by the Grantee, the transfer shall take place on the date specified in the Award Agreement. In the case of an Award which provides for a payment, the transfer shall take place on the date the initial payment is delivered to the Company, unless the Committee or the Award Agreement otherwise specifies. Stock certificates evidencing Shares transferred pursuant to an Award shall be issued in the sole name of the Grantee. Notwithstanding the foregoing, as a precondition to a transfer, the Company may require an acknowledgement by the Grantee as required with respect to Options under Section 8.

           (d) Forfeiture Conditions. The Committee may specify in an Award Agreement any conditions under which the Grantee of that Award shall be required to convey to the Company the Shares covered by the Award. Upon the occurrence of any such specified condition, the Grantee shall forthwith surrender and deliver to the Company the certificates evidencing such Shares as well as completely executed instruments of conveyance. The Committee, in its discretion, may provide that certificates for Shares transferred pursuant to an Award be held in escrow by the Company's Treasurer, together with an undated stock power executed by the Awardee Company or an appropriate officer of the Company until such time as each and every forfeiture condition has lapsed and that the Grantee be required, as a condition of the transfer, to deliver to such escrow agent stock powers covering the transferred Shares duly endorsed by the Grantee. Stock certificates evidencing Shares subject to forfeiture shall bear a legend to the effect that the Common Stock evidenced thereby is subject to repurchase or

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conveyance to the Company in accordance with an Award made under the Plan and that the Shares may not be sold or otherwise transferred.

           (e) Lapse of Conditions. Upon termination or lapse of each and every
               -------------------
forfeiture condition, the Company shall cause certificates without the legend referring to the Company's repurchase right (but with any other legends that may be appropriate) evidencing the Shares covered by the Award to be issued to the Grantee upon the Grantee's surrender of the legended certificates held by him to the Company.

           (f) Rights as Stockholder. Upon payment of the purchase price, if
               ---------------------
any, for Shares covered by an Award and compliance with the acknowledgment requirement of subsection 11(c), the Grantee shall have all of the rights of a stockholder with respect to the Shares covered thereby, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Award Agreement.

           (g) Lapse of Restrictions. Upon the expiration or termination of the
               ---------------------
Restricted Period and the satisfaction of any other conditions prescribed by the Committee time as provided for in the Plan, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law or pursuant to any stockholders' agreement then in effect, to the Awardee or the beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Awardee or the Awardee's beneficiary or estate, as the case may be. The Award may provide for the lapse of restrictions on transfer and forfeiture conditions in installments.

           (h) Section 83(b) Elections. An Awardee who files an election with
               -----------------------
the Internal Revenue Service to include the Fair Market Value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Company with a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

           (i) Upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Awardee, that the Awardee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate, Awardee shall automatically forfeit all Restricted Stock for which
(i) the Company has not yet delivered the Share certificates to the Awardee;
(ii) the Restricted Period has not expired or (iii) any restrictions applicable to the Restricted Stock have not lapsed. Notwithstanding anything herein to the contrary, the Company may withhold delivery of Restricted Stock certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

           (j) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Awards issued to an Awardee, subject to the Awardee's consent if such amendment is not favorable to the Awardee, except that the consent of the Awardee shall not be required for any amendment made pursuant to Section 9 of the Plan.

     12. Amendment of the Plan. The Board of Directors of the Company may amend
         ---------------------
the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of shares as to which Options may be granted without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the matter, by the unanimous consent in writing of the stockholders, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring stockholder approval. No amendment to the Plan shall adversely affect any outstanding Option or Award, however, without the consent of the Grantee.

     13. No Commitment to Retain. The grant of an Option or Award pursuant to
         -----------------------
the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Grantee in the employ of the Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity.

     14. Withholding of Taxes. Whenever the Company proposes or is required to
         --------------------
deliver or transfer Shares in connection with the exercise of an Option or Award, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

     15. Interpretation.  The Plan is intended to enable transactions under the
         --------------
Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provisions shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

                               AMENDMENT TO THE
                ELECTRONIC SUBMISSION PUBLISHING SYSTEMS, INC.
                           1995 STOCK INCENTIVE PLAN

     WHEREAS, Electronic Submission Publishing Systems, Inc. (the "Company") desires to amend the Electronic Submission Publishing Systems, Inc. 1995 Stock Incentive Plan (the "Plan") to increase the aggregate maximum number of shares of common stock of the Company which may be subject to grants under the Plan from 1,000,000 to 1,411,400 shares; and

     WHEREAS, the Board of Directors of the Company is generally authorized under Section 12 of the Plan to amend the Plan from time to time in such manner as it may deem advisable, subject to the approval, within twelve months before or after amending the Plan to increase the maximum number of shares as to which Options may be granted, of the stockholders of the Company.

     NOW, THEREFORE, the Plan is hereby amended, effective immediately as follows:

     1.  Section 6 of the Plan is amended to read as follows:

     "6. Shares Subject to Plan.  The aggregate maximum number of Shares for
         ----------------------
which Awards or Options may be granted pursuant to the Plan is One Million Four Hundred Eleven Thousand Four Hundred (1,411,400), subject to adjustment as provided in Section 10 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Shares granted pursuant to an Award have been conveyed back to the Company pursuant to the terms of an Award Agreement, the Shares for which the Option was not exercised or the Shares that were conveyed back to the Company may again be the subject of one or more Options or Awards granted pursuant to the Plan."

     2. In all other respects, the provisions of the Plan shall remain in full force and effect.